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                                                                     EXHIBIT 4.9

                             SUBSIDIARY GUARANTEE


          For value received, each Subsidiary Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of May 21, 1998 (the "Indenture") among ONEPOINT COMMUNICATIONS CORP., the Subsidiary Guarantors (as defined therein) and HARRIS TRUST AND SAVINGS BANK, as trustee (the "Trustee"), that (a) the principal of and interest on the Notes (as defined in the Indenture) will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders (as defined in the Indenture) or the Trustee under the Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms of the Indenture and the Notes and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Subsidiary Guarantors to the Holders of Notes and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee. Each Holder of a Note, by accepting the same, agrees to and shall be bound by such provisions.



                           [SIGNATURE PAGE FOLLOWS]
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                                 OnePoint Communications Holdings, LLC

                                        By: OnePoint Communications
                                        Corp, its Manager


                                 By: /s/ James A. Otterbeck
                                     ------------------------------
                                     Name: James A. Otterbeck
                                     Title: Chairman and Chief Executive Officer


                                 OnePoint Communications - Georgia, LLC

                                        By: OnePoint Communications
                                        Corp, its Manager


                                 By: /s/ James A. Otterbeck
                                     ------------------------------
                                     Name: James A. otterbeck
                                     Title: Chairman and Chief Executive Officer


                                 OnePoint Communications - Illinois, LLC

                                        By: OnePoint Communications
                                        Corp, its Manager


                                 By: /s/ James A.Otterbeck
                                     ------------------------------
                                     Name: James A. Otterbeck
                                     Title: Chairman and Chief Executive Officer


                                 OnePoint Communications - Colorado, LLC

                                        By: OnePoint Communications
                                        Corp, its Manager


                                 By: /s/ James A.Otterbeck
                                     ------------------------------
                                     Name:  James A.Otterbeck
                                     Title: Chairman and Chief Executive Officer


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                                 VIC-RMTS-DC, LLC

                                      By: OnePoint Communications
                                      Holdings, LLC, its Manager

                                      By: OnePoint Communications
                                      Corp., its Manager

                                 By: /s/ James A. Otterbeck
                                    -------------------------------------
                                     Name: James A. Otterbeck
                                     Title: Chairman and Chief Executive Officer